Supplement dated August 25, 2023
to the VAROOM II Variable Annuity
Prospectus, Issued by Separate Account I of National Integrity Life Insurance Company,
dated May 1, 2023

Effective immediately, this supplement revises the VAROOM II prospectus identified above and should be read in conjunction with the prospectus. This supplement describes changes to the fees and expenses in the VAROOM II prospectus identified above. Please retain this supplement for future reference.

The table in, Part 1 - Key Information, Overview, Fee Table, and Principal Risks of Investing in the Contract, is hereby removed and replaced with the following:

Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money within five years following your last contribution, you may be assessed a withdrawal charge of up to 7% of the value of the contribution withdrawn.
For example, if you withdrew a $100,000 initial contribution during the first year after that contribution, you could be assessed a charge of up to $7000 on the contribution withdrawn.
Deductions and Charges
Transaction Charges	Apart from the withdrawal charge, there are no other transaction charges under the contract.	Deductions and Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Deductions and Charges
Annual Fee	Minimum	Maximum
Base contract	1.90% [1]	1.90% [1]
Investment options (Fund fees and expenses)	0.03% [2]	0.49% [2]
Optional benefits available for an additional charge (for a single optional benefit, if elected)	1.10% [3]	1.30% [3]

1 The Base Contract Charge is the sum of the mortality and expense risk charge of 0.75%, the Administration Charge of 0.35%, and the Distribution Charge of 0.80%. Charges are assessed daily on the Account Value in the Subaccounts.
2 Fund fees and expenses are as stated in each Fund's most recent prospectus and may vary from year to year. Assessed daily on the Account Value in the Subaccounts.
3 The minimum optional benefit fee corresponds to the Guaranteed Lifetime Withdrawal Benefit, Investment Strategy 1, and applies to those who submit an application to purchase a contract and elect a GLWB rider on or after June 7, 2021. The annual charge is 0.65% instead for contract owners that elected that GLWB Rider prior to June 7, 2021. The maximum optional benefit fee corresponds to the Guaranteed Lifetime Withdrawal Benefit, Investment Strategy 2, and applies to those who submit an application to purchase a contract and elect a GLWB rider on or after June 7, 2021. The annual charge is 0.85% instead for contract owners that elected that GLWB Rider prior to June 7, 2021. For elections of the GLWB rider on or after June 7, 2021, the highest possible separate account annual expenses amount to a current charge of 3.20%. For elections prior to June 7, 2021, the highest possible separate account annual expenses with GLWB is 2.75%. You may elect only one of the Guaranteed Lifetime Withdrawal Benefit Investment Strategies.

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Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:
$1,770.24	$3,122.65
Assumes:	Assumes:
•Investment of $100,000 •5% annual appreciation •Least expensive Fund fees and expenses •No optional benefits •No sales charges •No additional Purchase Payments, transfers, or withdrawals
•Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and Fund fees and expenses
• No sales charges
• No additional Purchase Payments, transfers, or withdrawals

The table in, Part 1 - Fee Table, Annual Fund Expenses is hereby removed and replaced with the following:

Annual Fund Expenses*	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.03%	0.49%
*Fund fees and expenses are as stated in each Fund's most recent prospectus and may vary from year to year. There may be expense reimbursements or fee waivers in effect, which if applied, would result in lower charges than what is depicted here.

The tables in, Part 1 - Fee Table, Examples, are hereby removed and replaced with the following tables:

Highest Cost Example with Rider

The following example includes the maximum Base Contract Expenses, the maximum charge for the Guaranteed Lifetime Withdrawal Benefit, and the maximum Fund operating expenses. Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 Year	3 Years	5 years	10 Years
$11,067	$18,315	$24,718	$42,421

If you do not surrender the contract, or if you select an Annuity Option with a life contingency at the end of the applicable period:

1 Year	3 Years	5 years	10 Years
$4,067	$12,315	$20,718	$42,421

Highest Cost Example without Rider

The following example includes the maximum Base Contract Expenses and maximum Fund operating expenses, but assumes that you do not elect the GLWB Rider. Based on these assumptions, your costs would be:
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If you surrender your contract at the end of the applicable period:

1 Year	3 Years	5 years	10 Years
$9,500	$13,688	$17,139	$28,006

If you do not surrender the contract, or if you select an Annuity Option with a life contingency at the end of the applicable period:

1 Year	3 Years	5 years	10 Years
$2,500	$7,688	$13,139	$28,006

In, Appendix A: Funds Available Under the Contract, the iShares iBoxx $ High Yield Corporate Bond ETF (the "Fund"), Current Expenses, is hereby removed and replaced with the following:

Fund and Adviser/Subadviser	Current Expenses[1]
iShares iBoxx $ High Yield Corporate Bond ETF [2] Adviser: BlackRock Fund Advisors	0.49%

(1) Each Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.
(2) The Fund's investment advisory agreement provides that the Fund's investment advisor will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses..

For more information about the Funds, including the risks of investing, please refer to each Fund’s prospectus.

For a prospectus, please contact our offices in writing at, National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.
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